                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-54132) of IXYS Corporation of our report dated May 21, 2001, relating to the financial statements and the financial statement schedule, which appears on page 32 of this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
June 28, 2001